UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8092

Salomon Brothers Worldwide Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
   (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
   (Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31
Date of reporting period: April 30, 2005

ITEM 1.      REPORT TO STOCKHOLDERS.

     The Semi-Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Letter from the Chairman

 R. Jay Gerken, CFA
 Chairman and Chief
 Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a robust 4.0% gain in the third quarter of 2004, gross domestic product (“GDP”)i growth was 3.8% in the fourth quarter. After the end of the Fund’s reporting period, the advance first quarter 2005 GDP figure was revised up to 3.5% from 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following three rate hikes from June through September 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four times during the reporting period. Following the end of the Fund’s reporting period, at its May meeting, the Fed once again increased its target for the federal funds rate by 0.25% to 3.00%.

During the first half of the reporting period, the fixed income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this began to change in late February 2005, as strong economic data and inflationary concerns caused longer-term rates to rise as well. This continued through March, before longer-term rates again declined on the back of mixed economic data. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 0.98%.

During the period, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 3.24%. Continued strong country fundamentals and improved market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. Continued strength in commodity prices, including metals, agriculture, and oil, provided positive support for many emerging market countries.

SPECIAL SHAREHOLDER NOTICE

Effective January 1, 2005, the benchmark for the Salomon Brothers Worldwide Income Fund Inc. changed from the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)vi to the EMBI Global. In the opinion of the investment manager, the EMBI Global will provide a more effective benchmark index for the Fund because of its greater diversity and more accurate reflection of the portfolio strategy with which the Fund is managed.

PERFORMANCE REVIEW

For the six months ended April 30, 2005, the Salomon Brothers Worldwide Income Fund Inc. returned 3.44%, based on its New York Stock Exchange (“NYSE”) market price and 6.40% based on its net asset value (“NAV”)vii per share. The Fund’s unmanaged benchmark, the

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

EMBI Global, returned 3.51%, while the EMBI+ returned 3.82% for the same time frame. The Lipper Emerging Market Debt Closed-End Funds Category Average1 was 4.88%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.7625 per share (which may include return of capital). On May 5, 2005, after the close of the Fund’s semi-annual reporting period, the Fund announced a dividend from ordinary income for the months of June, July and August of $0.09700 per common share, down from the $0.11875 monthly dividend paid in previous months. In declaring the new rate, the Fund cited its positive returns over the past three years, which have generated gains that, in turn, reduced the investment income available for distributions. This decline in investment income is a function of lower interest rates combined with substantial spread tightening in emerging debt markets. The performance table shows the fund’s 30-day SEC yield as well as its six-month total return based on its NAV and market price as of April 30, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

FUND PERFORMANCE
AS OF APRIL 30, 2005
(unaudited)

	30-Day	Six-Month
Price Per Share	SEC Yield	Total Return

$15.75 (NAV)	6.21%	6.40%

$16.13 (Market Price)	6.07%	3.44%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of distributions at net asset value and the deduction of all Fund expenses. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of April 30, 2005, and are subject to change.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended April 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

LOOKING FOR ADDITIONAL INFORMATION?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBWX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

May 9, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the net asset value of the Fund’s shares. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(ii)	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(iii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(iv)	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(v)	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
(vi)	The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the funds market price as determined by supply of and demand for the Fund’s shares.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Fund at a Glance  (unaudited)

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited)

April 30, 2005

Face
Amount*		Security(a)	Value

Sovereign Bonds — 82.3%

Argentina — 3.6%
		Republic of Argentina†(b)(c):

65,000	DEM	7.875% due 7/29/05‡	$13,157

90,000	DEM	11.250% due 4/10/06‡	19,067

245,000	EUR	8.000% due 2/26/08‡	100,237

300,000	DEM	9.000% due 11/19/08‡	59,387

2,155,000	EUR	8.250% due 7/6/10‡	857,870

130,000	DEM	10.250% due 2/6/49‡	27,825

330,000	DEM	7.000% due 3/18/49‡	68,203

150,000	EUR	9.000% due 6/20/49‡	60,216

65,000	EUR	8.500% due 7/1/49‡	25,959

70,000	DEM	9.000% due 9/19/49‡	14,063

145,000	DEM	10.500% due 11/14/49‡	28,790
		Argentina Coupon:

5,200,000	ARS	Series 2701, zero coupon due 1/2/49 (d)‡	0

5,200,000	ARS	Series 2780, zero coupon due 1/29/49 (d)‡	0

10,050,000		Discount Bond, Series L-GL, 3.500% due 3/31/23 (e)‡	5,813,422
		Medium-Term Notes:

100,000	EUR	9.000% due 5/24/05 (f)‡	40,390

710,000,000	ITL	4.645% due 7/8/05 (e)‡	142,440

115,000	EUR	10.250% due 1/26/07‡	48,261

215,000	EUR	10.000% due 2/22/07‡	89,449

350,000,000	ITL	7.625% due 8/11/07‡	71,302

365,000,000	ITL	8.000% due 10/30/09‡	73,182

135,000	EUR	8.500% due 7/30/10‡	53,549

175,000	EUR	8.750% due 2/4/49‡	72,377

105,000,000	ITL	7.000% due 3/18/49‡	21,920

85,000	EUR	7.125% due 6/10/49‡	33,859

65,000	EUR	9.250% due 7/20/49‡	25,943

70,000	EUR	8.125% due 10/4/49‡	27,346

100,000	EUR	9.250% due 10/21/49‡	40,669

4,335,000		Par Bond, Series L-GP, 6.000% due 3/31/23‡	2,523,837

			10,352,720

Brazil — 19.0%
		Federative Republic of Brazil:

3,935,000		10.125% due 5/15/27	4,256,686

3,795,000		12.250% due 3/6/30	4,700,108

16,207,049		C Bond, 8.000% due 4/15/14 (g)	16,166,491

725,000		Collective Action Securities, 10.500% due 7/14/14	818,344
		DCB, Series L:

24,253,253		Bearer, 4.313% due 4/15/12 (e)	22,729,846

1,008,828		Registered, 4.313% due 4/15/12 (e)	945,461

2,769,231		FLIRB, Series L, 4.250% due 4/15/09 (e)	2,705,192

266		MYDFA, 4.125% due 9/15/07 (e)(f)	262

2,906,079		NMB, Series L, 4.313% due 4/15/09 (e)	2,855,222

			55,177,612

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited) (continued)

April 30, 2005

Face
Amount*	Security(a)	Value

Bulgaria — 0.5%
	Republic of Bulgaria

1,150,000	8.250% due 1/15/15 (f)	$1,430,312

Chile — 1.5%

4,150,000	Republic of Chile, 5.500% due 1/15/13	4,329,505

Colombia — 4.7%
	Republic of Colombia:

2,450,000	8.625% due 4/1/08 (g)	2,625,175

2,175,000	9.750% due 4/23/09	2,405,550

800,000	10.000% due 1/23/12	877,600

2,275,000	10.750% due 1/15/13	2,588,950

1,000,000	8.700% due 2/15/16	995,000

1,175,000	8.125% due 5/21/24	1,081,000

2,625,000	Medium-Term Notes, 11.750% due 2/25/20	3,202,500

		13,775,775

Ecuador — 1.1%

3,350,000	Republic of Ecuador, 12.000% due 11/15/12 (f)(g)	3,182,500

El Salvador — 0.8%
	Republic of El Salvador:

950,000	7.750% due 1/24/23 (f)	1,045,000

1,125,000	8.250% due 4/10/32 (f)	1,164,375

		2,209,375

Malaysia — 1.4%

3,675,000	Federation of Malaysia, 7.500% due 7/15/11	4,224,890

Mexico — 15.6%
	United Mexican States:

2,300,000	11.375% due 9/15/16	3,340,750

9,750,000	8.125% due 12/30/19	11,431,875
	Medium-Term Notes:

7,450,000	8.300% due 8/15/31	8,763,062
	Series A:

20,025,000	6.625% due 3/3/15	21,236,512

600,000	8.000% due 9/24/22	698,400

		45,470,599

Panama — 2.5%
	Republic of Panama:

1,090,000	9.625% due 2/8/11	1,286,200

200,000	9.375% due 7/23/12	235,000

1,075,000	7.250% due 3/15/15	1,118,000

3,525,000	10.750% due 5/15/20	4,626,562

		7,265,762

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited) (continued)

April 30, 2005

Face
Amount*	Security(a)	Value

Peru — 3.6%
	Republic of Peru:

2,675,000	9.875% due 2/6/15	$3,163,187

2,846,250	FLIRB, 5.000% due 3/7/17 (e)	2,668,359

4,760,000	PDI, 5.000% due 3/7/17 (e)	4,545,800

		10,377,346

The Philippines — 3.3%
	Republic of the Philippines:

250,000	9.000% due 2/15/13	260,300

2,925,000	8.250% due 1/15/14	2,910,375

1,125,000	9.375% due 1/18/17	1,197,422

1,068,000	9.500% due 10/21/24	1,137,420

275,000	10.625% due 3/16/25	297,165

2,784,000	DCB, 3.438% due 12/1/09 (e)	2,672,640

1,166,666	FLIRB, Series B, 3.438% due 6/1/08 (e)	1,082,083

		9,557,405

Russia — 13.3%
2,200,000	Aries Vermogensverwaltungs GmbH, Russian Federation

	Credit-Linked Notes, Series C, 9.600% due 10/25/14 (f)(g)	2,805,000
	Russian Federation:

7,615,000	11.000% due 7/24/18 (f)	10,927,525

6,750,000	12.750% due 6/24/28 (f)	11,542,500

12,720,000	5.000% due 3/31/30 (e)(f)	13,546,800

		38,821,825

South Africa — 1.5%

4,125,000	Republic of South Africa, 6.500% due 6/2/14	4,475,625

Turkey — 4.3%
	Republic of Turkey:

5,090,000	12.375% due 6/15/09	6,108,000

900,000	11.750% due 6/15/10	1,080,000

3,250,000	11.500% due 1/23/12	3,948,750

1,325,000	Collective Action Securities, 9.500% due 1/15/14	1,487,312

		12,624,062

Ukraine — 1.2%
	Republic of Ukraine:

774,701	11.000% due 3/15/07 (f)	830,867

2,400,000	7.650% due 6/11/13 (f)(g)	2,580,000

		3,410,867

Uruguay — 0.7%
	Republic of Uruguay, Benchmark Bonds:

500,000	7.500% due 3/15/15 (g)	455,000

1,979,250	7.875% due 1/15/33 (h)	1,692,259

		2,147,259

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited) (continued)

April 30, 2005

Face
Amount*	Security(a)	Value

Venezuela — 3.7%
	Bolivarian Republic of Venezuela:

3,225,000	5.375% due 8/7/10	$2,905,725

938,000	8.500% due 10/8/14	927,213
	Collective Action Securities:

1,825,000	10.750% due 9/19/13	2,051,300

4,400,000	9.375% due 1/13/34	4,360,400

475,000	Par Bond, Series A, 6.750% due 3/31/20	473,812

		10,718,450

	Total Sovereign Bonds (Cost — $221,916,393)	239,551,889

Corporate Bonds — 4.3%
	PEMEX Project Funding Master Trust:

8,000,000	9.125% due 10/13/10	9,300,000

250,000	8.000% due 11/15/11	278,875

650,000	7.375% due 12/15/14	707,850

1,100,000	9.500% due 9/15/27 (f)	1,372,800

625,000	Petronas Capital Ltd., 7.875% due 5/22/22 (f)	768,922

	Total Corporate Bonds (Cost — $11,466,740)	12,428,447

Loan Participation (e)(i) — 0.2%

704,185	Kingdom of Morocco, Tranche A, 3.803% due 1/2/09 (CS First Boston Inc.) (Cost — $672,482)	695,383

Warrants

Warrants (c) — 0.4%

50,755	Bolivarian Republic of Venezuela, Oil-Linked payment obligations, expires 4/15/20 (Cost — $0)	1,065,855

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited) (continued)

April 30, 2005

Face
Amount	Security(a)	Value

Short-Term Investments — 12.8%

Repurchase Agreements — 9.6%

$8,000,000	Interest in $629,394,000 joint tri-party repurchase agreement dated 4/29/05 with Deutsche Bank Securities Inc., 2.960% due 5/2/05; Proceeds at maturity — $8,001,973; (Fully collateralized by various U.S. government agency obligations, 0.000% to 9.500% due 9/15/05 to 5/1/35; Market value — $8,166,357)	$8,000,000

8,000,000	Interest in $398,063,000 joint tri-party repurchase agreement dated 4/29/05 with Goldman Sachs Group Inc., 2.940% due 5/2/05; Proceeds at maturity — $8,001,960; (Fully collateralized by various U.S. Treasury obligations, 1.250% to 9.375% due 5/31/05 to 11/15/24; Market value — $8,160,018)	8,000,000

4,064,000	Interest in $485,347,000 joint tri-party repurchase agreement dated 4/29/05 with Morgan Stanley, 2.950% due 5/2/05; Proceeds at maturity — $4,064,999; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.600% due 7/22/05 to 3/3/25; Market value — $4,175,447)	4,064,000

8,000,000	Interest in $850,128,000 joint tri-party repurchase agreement dated 4/29/05 with UBS Securities LLC, 2.950% due 5/2/05; Proceeds at maturity — $8,001,967; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.500% due 5/26/05 to 8/6/38; Market value — $8,160,034)	8,000,000

	Total Repurchase Agreements (Cost — $28,064,000)	28,064,000

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited) (continued)

April 30, 2005

Shares	Security	Value

Securities Purchased From Securities Lending Collateral — 3.2%

9,266,741	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $9,266,741)	$9,266,741

	Total Short-Term Investments (Cost — $37,330,741)	37,330,741

	Total Investments — 100.0% (Cost — $271,386,356**)	$291,072,315

*	Face amount denominated in U.S. dollars unless otherwise indicated.

†	All Argentina bonds were tendered as of February 25, 2005, under a plan of reorganization of Argentina.

‡	On June 6, 2005, bonds were exchanged for Argentine Peso denominated Republic of Argentina Discount Bonds, 5.830% due 12/31/33.

(a)	All securities (except those on loan) are segregated as collateral pursuant to a loan agreement, futures contracts, reverse repurchase agreements and/or swap agreements.

(b)	Security is currently in default.

(c)	Non-income producing security.

(d)	Security is valued in accordance with fair valuation procedures.

(e)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(g)	All or portion of this security is on loan (See Note 3).

(h)	Payment-in-kind security for which all or part of the income earned may be paid as additional principle.

(i)	Participation interests were acquired through the financial institutions indicated parenthetically.

**	Aggregate cost for federal income tax purpose is substantially the same.

Abbreviations used in this schedule:

ARS  — Argentine Peso

C Bond  — Capitalization Bond
DCB  — Debt Conversion Bond
DEM  — German Mark
EUR  — Euro
FLIRB  — Front-Loaded Interest Reduction Bond
ITL  — Italian Lira
MYDFA  — Multi-Year Depository Facility Agreement
NMB  — New Money Bond
PDI  — Past Due Interest

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Statement of Assets and Liabilities (unaudited)

April 30, 2005

ASSETS:

Investments, at value (Cost — $271,386,356)	$291,072,315

Cash	999

Interest receivable	3,771,963

Receivable for securities sold	516,919

Deposits with brokers for initial margin on futures contracts	112,500

Receivable from broker — variation margin on open futures contracts	37,500

Prepaid expenses	17,474

Total Assets	295,529,670

LIABILITIES:

Loan payable (Note 4)	60,000,000

Payable for open reverse repurchase agreements (Notes 1 and 3)	21,195,546

Payable for loaned securities collateral (Note 3)	9,266,741

Unrealized depreciation on credit default swap contracts (Notes 1 and 3)	251,614

Interest payable (Notes 3 and 4)	178,159

Investment advisory fee payable	149,071

Administration fee payable	24,845

Directors’ fees payable	6,353

Accrued expenses	98,810

Total Liabilities	91,171,139

Total Net Assets	$204,358,531

NET ASSETS:

Common stock ($0.001 par value, 100,000,000 shares authorized; 12,975,611 shares outstanding)	$12,976

Capital paid in excess of par value	180,707,822

Overdistributed net investment income	(1,354,264)

Accumulated net realized gain from security transactions, futures contracts, options, credit default swap contracts and foreign currency transactions	5,780,940

Net unrealized appreciation of investments, futures contracts and credit default swap contracts	19,211,057

Total Net Assets	$204,358,531

Net Asset Value, per share ($204,358,531 ÷ 12,975,611 shares outstanding)	$15.75

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2005

INVESTMENT INCOME:

Interest	$10,119,777

Dividends	152,943

Securities lending	6,362

Total Income	10,279,082

EXPENSES:

Interest expense (Notes 3 and 4)	1,091,037

Investment advisory fee (Note 2)	916,995

Administration fee (Note 2)	152,832

Custody	44,096

Shareholder communications	39,274

Audit and tax fees	33,304

Directors’ fees	25,828

Legal fees	18,378

Transfer agency services	16,141

Stock exchange listing fees	3,922

Loan fees	2,708

Other	10,383

Total Expenses	2,354,898

Net Investment Income	7,924,184

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS, CREDIT DEFAULT SWAP CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):

Realized Gain (Loss) From:

Investment transactions	5,438,111

Futures contracts	(337,748)

Options	39,100

Credit default swap contracts	71,175

Foreign currency transactions	(6,724)

Net Realized Gain	5,203,914

Net Change in Unrealized Appreciation/ Depreciation	(370,456)

Net Gain on Investments, Futures Contracts, Options, Credit Default Swap Contracts and Foreign Currencies	4,833,458

Increase in Net Assets From Operations	$12,757,642

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2005 (unaudited)

and the Year Ended October 31, 2004

	2005	2004

OPERATIONS:

Net investment income	$7,924,184	$16,327,791

Net realized gain	5,203,914	9,865,333

Net change in unrealized appreciation/depreciation	(370,456)	(1,496,012)

Increase in Net Assets From Operations	12,757,642	24,697,112

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income	(8,933,041)	(17,834,602)

Net realized gains	(952,547)	(599,183)

Decrease in Net Assets From Distributions to Shareholders	(9,885,588)	(18,433,785)

FUND SHARE TRANSACTIONS:

Net proceeds from shares issued on reinvestment of dividends (18,753 and 38,346 shares issued, respectively)	304,885	581,371

Increase in Net Assets From Fund Share Transactions	304,885	581,371

Increase in Net Assets	3,176,939	6,844,698

NET ASSETS:

Beginning of period	201,181,592	194,336,894

End of period*	$204,358,531	$201,181,592

* Includes overdistributed net investment income of:	$(1,354,264)	$(345,407)

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2005

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:

Interest and dividends received	$9,838,289

Operating expenses paid	(1,348,649)

Net sales of short-term investments	3,864,200

Realized loss on foreign currency transactions	(6,724)

Realized gain on credit default swap contracts	71,175

Realized gain on options	39,100

Realized loss on futures contracts	(337,748)

Net change in unrealized appreciation on futures contracts	768,788

Purchases of long-term investments	(104,360,778)

Proceeds from disposition of long-term securities	115,078,383

Change in receivable from variation margin	(187,500)

Interest paid	(1,075,389)

Net Cash Provided By Operating Activities	22,343,147

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:

Cash distributions paid on Common Stock	(9,885,588)

Repayment of reverse repurchase agreements	(13,009,401)

Proceeds from reinvestment of dividends	304,885

Net Cash Used By Financing Activities	(22,590,104)

NET DECREASE IN CASH	(246,957)

Cash, Beginning of period	360,456

Cash, End of period	$113,499

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:

Increase in Net Assets From Operations	$12,757,642

Accretion of discount on investments	(1,232,982)

Amortization of premium on investments	386,993

Decrease in investments, at value	29,016,570

Decrease in interest receivable	405,196

Decrease in receivable for securities sold	11,411,880

Decrease in payable for securities purchased	(30,145,512)

Increase in variation margin receivable	(187,500)

Increase in interest payable	15,648

Increase in prepaid expenses	(17,474)

Decrease in accrued expenses	(67,314)

Total Adjustments	9,585,505

Net Cash Flows Provided By Operating Activities	$22,343,147

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Financial Highlights

Data for a share of common stock outstanding throughout each year or period ended October 31, unless otherwise noted:

	2005(1)(2)	2004(2)	2003(2)	2002(2)

Net Asset Value, Beginning of Period	$15.53	$15.04	$11.29	$12.24

Income (Loss) From Operations:

Net investment income	0.61	1.26	1.47	1.57	(3)

Net realized and unrealized gain (loss)	0.37	0.66	3.74	(1.01	)(3)

Total Income From Operations	0.98	1.92	5.21	0.56

Less Dividends and Distributions From:

Net investment income	(0.69)	(1.39)	(1.46)	(1.51)

Net realized gains	(0.07)	(0.04)	—	—

Total Dividends and Distributions	(0.76)	(1.43)	(1.46)	(1.51)

Net Asset Value, End of Period	$15.75	$15.53	$15.04	$11.29

Market Price, End of Period	$16.13	$16.34	$16.00	$11.60

Total Return, Based on Market Price(4)	3.44%‡	12.19%	53.18%	0.61%

Ratios to Average Net Assets:

Total expenses, including interest expense	2.31%†	2.00%	2.11%	2.67%

Total expenses, excluding interest expense (operating expenses)	1.24%†	1.24%	1.30%	1.46%

Net investment income	7.78%†	8.39%	10.77%	12.91	%(3)

Supplemental Data:

Net assets, end of period (000’s)	$204,359	$201,182	$194,337	$145,330

Portfolio turnover rate	28%	94%	100%	143%

Asset coverage for loan outstanding	441%	435%	424%	342%

Weighted average bank loan (000’s)	$60,000	$60,000	$60,000	$60,000

Weighted average interest rate on bank loan	3.40%	2.34%	2.38%	3.10%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2001	2000

Net Asset Value, Beginning of Period	$12.96	$11.77

Income (Loss) From Operations:

Net investment income	1.57	1.78

Net realized and unrealized gain (loss)	(0.52)	1.08

Total Income From Operations	1.05	2.86

Less Dividends and Distributions From:

Net investment income	(1.77)	(1.67)

Net realized gains	—	—

Total Dividends and Distributions	(1.77)	(1.67)

Net Asset Value, End of Period	$12.24	$12.96

Market Price, End of Period	$13.00	$11.50

Total Return, Based on Market Price(4)	30.15%	20.06%

Ratios to Average Net Assets:

Total expenses, including interest expense	4.04%	4.34%

Total expenses, excluding interest expense (operating expenses)	1.32%	1.24%

Net investment income	12.13%	13.65%

Supplemental Data:

Net assets, end of period (000’s)	$156,701	$165,459

Portfolio turnover rate	192%	119%

Asset coverage for loan outstanding	361%	376%

Weighted average bank loan (000’s)	$60,000	$60,000

Weighted average interest rate on bank loan	7.29%	8.44%

(1)	For the six months ended April 30, 2005 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.58, $1.02 and 12.97%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(4)	For purposes of this calculation, dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell a share are excluded.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Notes to Financial Statements  (unaudited)

Note 1. Organization and Significant Accounting Policies

The Salomon Brothers Worldwide Income Fund Inc. (“Fund”) was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940 (“the 1940 Act”), as amended, as a non-diversified, closed-end management investment company. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked price as of the close of business of that market. However, when the spread between the bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationship between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Notes to Financial Statements  (unaudited) (continued)

(c) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk by the Fund.

(d) FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial future contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial future contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) CREDIT DEFAULT SWAPS. The Fund enters into credit default swap contracts (“swaps”) for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Notes to Financial Statements  (unaudited) (continued)

a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(f) LENDING OF PORTFOLIO SECURITIES. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(g) LOAN PARTICIPATIONS. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Notes to Financial Statements  (unaudited) (continued)

borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(h) CREDIT AND MARKET RISK WITH EMERGING DEBT. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) FOREIGN CURRENCY TRANSLATION. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Notes to Financial Statements  (unaudited) (continued)

prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations with may differ from GAAP.

(m) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(n) RECLASSIFICATIONS. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Note 2. Investment Advisory and Administration Fees and Other Transactions

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (“Adviser”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). The Adviser is responsible for the day-to-day management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its investment advisory services at an annual rate of 0.90% of the value of the Fund’s average weekly net assets.

The Adviser also serves as Administrator to the Fund and performs certain administrative services necessary for the operation of the Fund. Under the terms of the Administration

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Notes to Financial Statements  (unaudited) (continued)

Agreement, the Fund pays the Administrator a monthly fee at an annual rate of 0.150% of the value of the Fund’s average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser and do not receive compensation from the Fund.

Note 3. Portfolio Activity

For the six months ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$74,215,266

Sales	$103,666,505

At April 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,135,088

Gross unrealized depreciation	(449,129)

Net unrealized appreciation	$19,685,959

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2005 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$10,893,287	1.46%	$35,047,976

Interest rates on reverse repurchase agreements ranged from 0.85% to 2.85% during the six months ended April 30, 2005. Interest paid on reverse repurchase agreements totaled $92,149.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Notes to Financial Statements  (unaudited) (continued)

At April 30, 2005, the Fund had the following open reverse repurchase agreements:

Face
Amount	Security	Value

$10,583,046	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/27/05 bearing 1.650% to be repurchased at $10,760,092 on 4/27/06, collateralized by: $10,554,900 Federative Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value (including accrued interest) — $10,565,400	$10,583,046

10,612,500	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/27/05 bearing 2.850% to be repurchased at $10,919,157 on 4/27/06, collateralized by: $10,000,000 Russian Federation, 5.000% due 3/31/30; Market value (including accrued interest) — $10,963,502	10,612,500

	Total Reverse Repurchase Agreements
	(Cost — $21,195,546)	$21,195,546

At April 30, 2005, the Fund had the following open futures contracts:

	Number
	of				Unrealized
Contracts to Sell	Contracts	Expiration	Basis Value	Market Value	Loss

U.S. Treasury 10 Year Note	150	6/05	$16,489,993	$16,713,281	$(223,288)

At April 30, 2005, the Fund had outstanding the following credit default swap contracts:

Swap Counterparty:	Morgan Stanley & Co. International Ltd.

Effective Date:	3/16/05

Reference Entity:	Federative Republic of Brazil, 12.250% due 3/6/30

Notional Amount:	$13,000,000 Fixed Rate 3.600%

Termination Date:	3/20/10

Unrealized Depreciation:	$(259,156)

Swap Counterparty:	Morgan Stanley & Co. International Ltd.

Effective Date:	4/16/05

Reference Entity:	General Motors Acceptance Corp., 6.875% due 8/28/12

Notional Amount:	$5,000,000 Fixed Rate 6.300%

Termination Date:	6/20/10

Unrealized Appreciation:	$7,542

At April 30, 2005, the Fund loaned securities having a market value of $9,011,255 and received cash collateral amounting to $9,266,741, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

At April 30, 2005, the Fund held one loan participation with a total cost of $672,482 and a total market value of $695,383.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Notes to Financial Statements  (unaudited) (continued)

Note 4. Loan

At April 30, 2005, the Fund had a $66,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $60,000,000 outstanding with CXC, LLC (the “Lender”), an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of the Adviser, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended April 30, 2005, the Fund paid interest on this loan in the amount of $983,240.

On May 6, 2005 and May 13, 2005, the Fund reduced its loan outstanding to $35,000,000 and loan availability to $35,000,000, respectively.

Note 5. Dividends Subsequent to April 30, 2005

On February 4, 2005, the Board of Directors declared a dividend from net investment income in the amount of $0.11875 per share, payable on May 27, 2005 to shareholders of record on May 17, 2005.

On May 4, 2005, the Board of Directors declared three dividends from net investment income, each in the amount of $0.0970 per share, payable on June 24, 2005, July 29, 2005, and August 26, 2005 to shareholders of record on June 14, 2005, July 12, 2005 and August 16, 2005, respectively.

Note 6. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective June 17, 2005. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending October 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Notes to Financial Statements  (unaudited) (continued)

financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

Note 7. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) (each an affiliate of the manager) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the CAM-managed funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Notes to Financial Statements  (unaudited) (continued)

prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by the board of CAM-managed fund, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Note 8. Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBAM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Worldwide Income Fund Inc. was held on February 25, 2005, for the purposes of considering and voting upon the election of Leslie H. Gelb and Jeswald W. Salacuse, as Class II Directors to serve until the 2008 Annual Meeting of Shareholders. The following table provides information concerning the matter voted upon at the meeting:

Election of Directors

		Votes
Nominees	Votes For	Withheld

Leslie H. Gelb	3,986,449	83,063
Jeswald W. Salacuse	3,986,449	83,063

At April 30, 2005, in additional to Leslie H. Gelb and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin
R. Jay Gerken
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Salomon Brothers Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited) (continued)

however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited) (continued)

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited) (continued)

be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Additional Shareholder Information (unaudited)

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

Chairman and
Chief Executive Officer

PETER J. WILBY, CFA

President

ANDREW B. SHOUP

Senior Vice President and Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

JAMES E. CRAIGE, CFA

Executive Vice President

THOMAS K. FLANAGAN, CFA

Executive Vice President

MAUREEN O’CALLAGHAN

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

ANDREW BEAGLEY

Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Salomon Brothers Worldwide Income Fund Inc.

125 Broad Street 10th Floor, MF-2
New York, New York 10004
Telephone 1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR

Salomon Brothers Asset Management Inc 399 Park Avenue New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

SBW

(This page intentionally left blank.)

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

SBWSEMI 4/05
05-8674

Salomon Brothers Worldwide Income Fund Inc.

Semi-Annual Report

April 30, 2005

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99. CODE ETH

(b)	Attached hereto.

Exhibit 99. CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Salomon Brothers Worldwide Income Fund Inc.

Date:    July 7, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Salomon Brothers Worldwide Income Fund Inc.

Date:    July 7, 2005

By:	/s/ Frances M Guggino (Frances M Guggino) Chief Financial Officer of Salomon Brothers Worldwide Income Fund Inc.

Date:    July 7, 2005